Investor Day To be the BEST Pilgrim’s Pride Corporation (NASDAQ: PPC) March 14th, 2025

 Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber- attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. Cautionary Notes And Forward-Looking Statements I N V E S T O R D A Y 2

3 Today’s Speakers I N V E S T O R D A Y Fabio Sandri Bernie Adcock Sergio Nahuz President & CEO Head of US Fresh CMO & Head of Prepared Foods Ivan Siqueira Jesus Munoz Andrew Rojeski Matt Galvanoni President, Pilgrim’s Europe President, Pilgrim’s Mexico Head of Strategy, Investor Relations, & Sustainability Chief Financial Officer Kendra Waldbusser Head of FSQA & Live Tech Services

4 Global Fabio Sandri President & CEO

5 A Leading Food Company G L O B A L Data is measured by pounds per chickens sold. 1946 2007 2014 2017 CASE READY SMALL BIRD BIG BIRD PREPARED FOODS BUSINESS UNITS Founded Pittsburg, TX 1 4 IN MEXICO LBS OF CHICKENS SOLD OUT OF EVERY 1 4 IN THE U.K. NEARLY LBS OF CHICKENS SOLD OUT OF EVERY 2019 IN THE U.S. NEARLY LBS OF CHICKENS SOLD OUT OF EVERY 1 6 1 4 IN THE U.K. NEARLY LBS OF PIGS SOLD OUT OF EVERY 2009 2021 FRESH PROCESSING PREPARED FOODS MEXICO PILGRIM’S UK MOY PARK PILGRIM’S FOOD MASTERS EUROPE

DETERMINATION SIMPLICITY AVAILABILITY HUMILITY SINCERITY DISCIPLINE OWNERSHIP CREATE GROWTH AND DEVELOPMENT OPPORTUNITIES THAT HELP OUR TEAM MEMBERS SUCCEED DRIVE OWNERSHIP AND ACCOUNTABILITY DEEPER MAKE DECISIONS BASED ON KNOWLEDGE, FACTS AND DATA RELENTLESSLY PURSUE ROOT CAUSE Our Vision, Strategy, Methods & Values G L O B A L 6

An Unwavering Commitment To Safety As A Condition G L O B A L 7 0.13 0.04 2019 2023 Behavior – Standardized Operating Procedures – Job Rotation & Training Management – Root Cause Analysis – Safety Observations Tools – Repetitive Motion Assessments – Management KPIs Pilgrim’s Global Safety Index Source: PPC

• Improved yield performance • Reduced downtime • Superior quality • Enhanced net staffing Creating An Experienced, Stable Team For Our Business G L O B A L 8 U.S. Europe Mexico Pilgrim’s Turnover Comparison 2019 2024 Source: PPC -36% -31% -14% Decline Since 2019

A Commitment To Team Member Development and our Communities G L O B A L 9

G L O B A L 10 Mentality – “Sustainability Is Efficiency” – Integration Throughout Our Business Collaboration – Suppliers – Food system partners – Customers Approach – Resilient Food Systems – Improved Productivity – “Hands On” Engagement Cultivating A Better Future Through Sustainability Decrease in scope 1 and 2 emission intensity from 2019 to 2023 Reduction in absolute scope 1 and 2 GHG emissions from 2019 to 2023 Renewable energy use GHG emission reduction projects approved 20% 14.2% 17% 130+

Cultivating Partnerships With Key Customers G L O B A L 1. Reflects total % change from 2019 to 2024 for Key Customers In US. 41.0% 74.0% Volume Net Sales 11 Key Customer Partnerships Scale Scope Growth Trust Profitability Key Customer Global Growth From 2019 To 2024

United States Europe Combined With An Extensive Array Of Branded Offerings G L O B A L 12 Mexico

A Diversified Portfolio G L O B A L 13Source: PPC Sales by Geography Sales by Mix Sales By Channel 29% 59% 12% 53%33% 9% 5% 26% 74% Mexico Europe United States Other Food Service Retail Export Prepared (Value Added) Fresh

$300 $250 $125 $200 $180 $24 $140 $100 $60 $53 ($80) ($129) $93 $210 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024  2016 impacted by portfolio mix changes  2021 and 2022 impacted by inefficiencies from COVID-19, inflation, and staffing shortages  Commitment at every level from plant floor to senior leadership  Driven annually by Zero-Based Budgeting process To ta l C O G S an d S G & A S av in g s Driven By Enhanced Production Efficiencies Through Operational Excellence G L O B A L Operational Improvement ($MM) 14Source: PPC

Driving Profitable Growth G L O B A L 11,409 17,878 2019 2024 Sales ($MM) 974 2,214 2019 2024 ADJ EBITDA ($MM) 57% Higher Attribute Offerings – NAE, Veg Fed – NAIHM – Organic – Air chill Operational Expertise – Mix Management – Quality & Safety Protocols – Training & Development Management Approach – Zero-Based Budgeting – Organizational Structure – Root Cause Analysis 127% 15Source: PPC

Average 2022-2024 9.3% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2019 2020 2021 2022 2023 2024 A d ju st ed E B IT D A M ar g in Average 2019-2021 7.9% Resulting In A More Resilient Earnings Stream G L O B A L 16Source: PPC SEC Filings United States PPC Global Europe Mexico

Unlocking Shareholder Value Through Integrated Strategies And Differentiated Capabilities G L O B A L Consistent execution of strategies . . . . . . along with differentiated capabilities Unlocking Value For Shareholders • Drive Growth • Enhance Margins • Reduce Volatility • Key Customer Partnerships • Portfolio Diversification • Operational Excellence • Higher Attribute Offerings • Management Expertise • Safety & Training Protocols 17

Protein is a Bright Spot G L O B A L Consumption Forecast (Million MT) • Increasing focus on protein – 59% sought protein for diet in 2022 – Rose to 71% as of 2024 • Amplified interest in healthy, balanced diets through meat – 64% agreed in 2019 – Rose to 73% by 2024 • Advantaged nutritional attributes of chicken – Highest protein per serving among main animals – Lowest in fat and calories • Relative value compared to other proteins – Lower price per pound and per unit • Sustainable production characteristics – Lower water and land usage – Fewer GHG emissions per pound produced 18 126 131 17 19 74 91 143 160 0 150 300 450 2025 2033 Pork Lamb Beef/Veal Poultry • Chicken - Fastest growing protein • Accounts for over 50% of growth 360 391 Sources: OECD-FAO Agricultural Outlook Database,,2024-20332024 IFIC Food and Health Survey, N= 3,000, Power of Meat, 2024, USDA, Circana Integrated Fresh, MULO, YTD 2-23-25, National Chicken Council Sustainability Report.

GLOBAL

Building A Sustainable Competitive Advantage


Drive Growth
Enhance Margins
Unlocking Shareholder Value
Reduce Volatility

Drive Growth
- Foodmasters Acquisition
- Just Bare Launch
- Athens & Merida Investments

Enhance Margins
- European Integration
- Working Capital Management

Reduce Volatility
- Mexico Live Operations
- Douglas Protein Conversion

19

20 US Business: Fresh Bernie Adcock Head of US Fresh

US BUSINESS: FRESH

An Overview Of Our US Business


LARGE
8+ LBS
RETAIL
6-7 LBS
SMALL
3-5 LBS
Business Units
Big Bird/Commercial
Small Bird
Case Ready

24 FEED MILLS

37 PROCESSING PLANTS
- 7 PROTEIN CONVERSION
- 4 PET FOOD

32 HATCHERIES

~34K TEAM MEMBERS

~6.3M BIRDS PER DAY

9B+ LBS PER YEAR

Source: PPC

21

An Overview Of Our US Business U S B U S I N E S S : F R E S H 22Source: PPC $10.6B $9.5B Breakdown of US Sales Value Added Fresh Big Bird Small Bird Case Ready Protein Conversion/Other Breakdown of US Fresh Sales Breakdown of US Fresh Sales by Channel $9.5B Retail Food Service Other Export 90% 10% 53%38% 5% 24% 37% 6% 33% 4%

US Fresh: Revenue Overview U S B U S I N E S S : F R E S H 23Source: PPC 0% 25% 50% 75% 100% 2021 2022 2023 2024 % o f U .S . F re sh S al es Small Bird Case Ready Big Bird Debone Protein Conversion/Other Distinct Pricing approaches – Cost plus – Market Related – Commodity (Jumbo) – Negotiated Impact Of Key Customer Relationships – Long Term Arrangements – Unique Attributes – Distinct Sales Mix Tailored By Segment Dynamics – Small Bird – Case Ready – Big Bird 2024 Cost Plus Negotiated Commodity Market Related $8.2B $9.6B $9.0B $9.5B

(6,000) (5,000) (4,000) (3,000) (2,000) (1,000) - 1,000 2,000 3,000 4,000 5,000 2019 2020 2021 2022 2023 2024 M ar g in * U.S. Fresh: Reducing Volatility Through Diversification U S B U S I N E S S : F R E S H 24Source: PPC Notes: *Indexed to 2019 Big Bird Debone US Fresh Small Bird Protein Case Ready Adjusted EBITDA Volatility ( %) %) ( %) %) ( %) ( %) % % % % %

25 US Fresh Chicken: A Growing, On Trend Market U S B U S I N E S S : F R E S H Affordability – Less expensive compared to other proteins – Relatively lower feed conversion costs Availability – Number one consumed protein – Consistent growth Flexibility – Broad application – Widespread appeal

Chicken Provides Convenient And Cost-Effective Meal Solutions For At Home Consumption U S B U S I N E S S : F R E S H Source: Circana, National Eating Trends (NET), Years Ending Mar. $(0.40) $(0.20) $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $/ LB Ground Beef vs. BSB Chicken Price Spread 87% of home prepared meals contain meat and poultry $/LB Top 3 factor in meat purchase decision 26

US BUSINESS: FRESH

Versatility Enabling Resilient Category Growth In Away From Home Environment

Share of Chicken Orders by Order Format


Dine-in
45%
Takeout
40%
Delivery
15%
On 95% of Menus

Annual Restaurant Sales Growth by Menu Type


11%
6%
Chicken
All Other

Source: Technomic Special Analysis on Chicken Chains 2023, Technomic US Away From Home Wallchart – 2022-2024 Sales, Datassential

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US BUSINESS: FRESH

Getting Started: The Supply Chain



Processing Traits
- Yields
- Meat Quality
- Uniformity



Breeder
- Fertility
- Hatchability
- Production
- Persistency

GENETIC IMPROVEMENTS

Broiler
- Growth
- Feed Conversion
- Uniformity



Animal Welfare
- Livability
- Skeletal Strength
- Behavior



28

Primary Breeder Pullet Farm Breeder Farm Supply Chain: An Overview U S B U S I N E S S : F R E S H 29 • Orders placed 18 months in advance • Five months for hens to reach maturity to lay eggs • Roughly one rooster for every ten hens • Hens typically remain in service until 65 weeks • About 165 eggs per hen • Egg production falls as hen ages • 25 genetic companies in 1980s • Only two remain as of 2025

US BUSINESS: FRESH

Supply Chain: An Overview

Hatchery



- 21 days incubation

Broiler Farm



- Farm typically has three to four houses

Broiler



- Distinct grower programs (NAE, NAIHM, organic, etc.)
- Segmented by live weight

Processing Plant



- Flexibility limited somewhat by bird size

30

Supply Chain: Driving Production U S B U S I N E S S : F R E S H 31Sources: USDA NASS, Hatchability calculated using placements 3 weeks after sets +5.7% Increase In Egg Sets Since 2019 306 bps Decline In Hatchability Since 2019 1,000 1,050 1,100 1,150 1,200 1,250 1,300 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 In b ill io n s H at ch ab ili ty Egg sets Hatchability 210 bps Decline In Livability Since 2019

Key Considerations: Breeder Selection U S B U S I N E S S : F R E S H 32Sources: National Chicken Council U.S. Broiler Performance Feed to Meat Gain , Ratio USDA RTC Young Chickens LBS to USDA Young Chicken Live LBS Produced; Notes: *PPC Estimate ~65% Percentage of Total Live Cost that is Corn & Soybean Meal +$90MM Value Of 100 bps Improvement In Yield Across Ten Billion Pounds Of Production 1.55 1.60 1.65 1.70 1.75 1.80 1.85 1.90 1.95 75.10% 75.20% 75.30% 75.40% 75.50% 75.60% 75.70% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Fe ed C on ve rs io n Yi el d Feed Conversion Yield *

Supply Chain: Driving Production U S B U S I N E S S : F R E S H Sources: USDA NASS 36.0 38.0 40.0 42.0 44.0 46.0 48.0 6.00 6.25 6.50 6.75 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 P ro d u ct io n (b ill io n s of P ou n d s) A ve ra g e Li ve W ei g h t (P ou n d s) Total Production Live Weight 1.7% Increase In Average Live Weights since 2019 7.0% Increase In Ready To Cook Pounds Since 2019 30 bps Increase In Yields Since 2019 33

US BUSINESS: FRESH

An Overview: Attribute Comparisons

Over 33% of fresh retail chicken is sold as Antibiotic Free or Organic*

Differentiation

ORGANIC
- 100% organic/non-GMO feed
- No antibiotics/hormones/steroids
- Outdoor access
- HFAC Standards
- Certified facility

AIR CHILL
- Cooled via purified air, rather than fresh water
- Relatively longer processing time compared to water bath

NO ANTIBIOTICS EVER (NAE)
- No antibiotics from hatch to processing
- No hormones/steroids

NO ANTIBIOTICS IN HUMAN MEDICINE (NAIHM)
- No use of antibiotics critical to human health
- No hormones/steroids

CONVENTIONAL
- No Hormones/steroids

Complexity

Source: *Circana Integrated Fresh, Latest 52 Weeks Ending 1/26/25

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US BUSINESS: FRESH

An Example: Reinforcing Strategies


Grow Out
Program
Processing
Techniques
PPC
Dedicated
Complex

Differentiates PPC through operational capabilities

- Grower programs in Live Operations
- Distinct processing techniques (air chill, etc.)

Reinforced via Key Customer partnerships

- Dedicated complex
- Mix with scale
- Quality and service

Creates durable competitive advantage

35

Sales growth driven by Key Customer Partnership – Leading player in Club channel – Expansion given interest in differentiated offering – Existing long-term relationship Enhanced margins through operational excellence – Simplified mix at scale – Dedicated complex – Quality and service Reduced volatility based on pricing mechanism – Distinct approach given higher attribute offering Case Study: Guntersville, AL (Case Ready) U S B U S I N E S S : F R E S H 36

2019 2020 2021 2022 2023 2024 Lbs Net Sales $ Unlocking Value For The Consumer To Generate Growth U S B U S I N E S S : F R E S H 1. Reflects total % change from 2019 to 2024 for Key Customers In US. Private Label Organic NAE Air Chill Pilgrim’s Growing Fresh Retail volume with Key Customers over 3X industry C h an g e Fr om 2 0 19 140% $ LBS 174% 37

Sales growth driven by increased in interest partnerships – Recognition of quality and service levels – Further presence in growing, profitable market Enhanced margins through operational expertise – Leverage existing technical and processing expertise – Upgrading product mix Reduced volatility given ownership of processing assets – Limited availability of industry capacity – Diminished reliance on outside processors Case Study: Douglas, GA (Protein Conversion) U S B U S I N E S S : F R E S H 38

39 Key Takeaways: US Fresh Business U S B U S I N E S S : F R E S H Drive Growth • Strengthen Key Customer partnerships through long-term arrangements and investments in distinct operational capabilities • Reinforce quality and service to cultivate existing relationships and attract new partners Enhance Margins • Continue to build scale throughout simplification of product mix • Identify and capture opportunities to improve feed conversion and yields • Upgrade product offerings, as appropriate Reduce Volatility • Refine pricing approach to mitigate the impact of market fluctuations • Invest in production assets to minimize operational risks, as needed

New Protein Conversion Capacity 40 What’s Next: US Business: Fresh U S B U S I N E S S : F R E S H Unlocking Shareholder Value Drive Growth Enhance Margins Reduce Volatility New Small Bird Capacity Convert Big Bird To Case Ready For Key Customers

41 US Business: Live Operations Kendra Waldbusser Head of FSQA & Live Tech Services

Biosecurity: Key Considerations U S B U S I N E S S : L I V E O P E R A T I O N S Structural • Number of Houses • Number of Birds Per House • Proximity of Houses Management • Reducing Foot traffic • Minimizing contact • Application of disinfectants • Training Equipment • Feed & Water Coverage • Dedicated tools Rigorous implementation of biosecurity principles are essential to preventing disease introduction into our poultry operations 42

43 USDA HPAI Approach • $500 million in investments in biosecurity for poultry, beginning with a focus on egg layers; • $400 million in relief/indemnity for affected farmers; • $100 million for vaccine research and development (including a public-private task force focused on developing protocols for vaccination and avoiding trade disruptions; • Temporary imports of eggs; and • Removing unnecessary regulatory burdens on egg producers U S B U S I N E S S : L I V E O P E R A T I O N S

44 Food Safety & Quality U S B U S I N E S S : L I V E O P E R A T I O N S • Uncompromising food safety & quality • 3rd Party Certification from GFSI scheme audits • Regulatory compliance with USDA Food Safety & Inspection Service Safe people, safe products and healthy attitudes

US BUSINESS: LIVE OPERATIONS

Pilgrim's

Animal Welfare

AMERICAN HUMANE CERTIFIED FARM ANIMALS

Our American Humane Certified™ Farm program provides third-party, independent audits to help verify that certified entities' care and handling of farm animals meet our science-based welfare standards.

IPWA International Poultry WELFARE ALLIANCE

The independent, multi-stakeholder organization that advances, supports, and communicates continuous improvement in sustainability for the poultry and egg value chain.

PAACO
PROFESSIONAL ANIMAL AUDITOR CERTIFICATION ORGANIZATION

PAACO provides the means to validate humane industry practices with certified audits and well-trained auditors. Guidelines consistent with sound science and a consideration of economic realities.

NATIONAL CHICKEN COUNCIL

45

46 Driving Profitable Growth: US Prepared Foods Investments Sergio Nahuz CMO & Head of Prepared Foods

85% 15% 45% 55% An Overview: US Prepared Foods U S B U S I N E S S : P R E P A R E D F O O D S 47 Branded vs Private Label Sales by Channel Private Label Branded Retail Away From Home Mount Pleasant, TX Moorefield, WV Waco, TX Source: PPC

US BUSINESS: PREPARED FOODS

Pilgrim's

Prepared Foods: Large And Growing Market

	MARKET SCOPE	SIZE ($B)	'19-'24 CAGR
Retail	Retail Frozen	$3.5	14%
	Retail Deli	$1.3	4%
Away From Home	Commercial	$3.1	8%
	Non-Commercial	$1.5	3%
	National Accounts	$4.0	3%
	Other	$0.6	4%
	Total	**$14.0**	**6%**

Prepared Foods:

$2B

opportunity to grow

- **Chicken consumption** continues to see **growth across** both **Retail and Away From Home channels**
- **Prepared Foods** growing almost **5X annual chicken** production
- **As 2024 Pilgrim's** has **7% Market Share** of Prepared Foods across all channels

Sources: Pilgrim's Intelligence Estimates Wholesale Value and Market Growth, Par-Cooked & Fully Cooked

48

Case Study: Identifying Where to Play U S B U S I N E S S : P R E P A R E D F O O D S 49 $2.80 $3.70 $4.05 $4.93 $5.33 $5.66 2019 2020 2021 2022 2023 2024 15% CAGR Retail Frozen Chicken Category • Top 3 consumer need states: Easy Meals (55%), Low Cost (51%) and Versatile for Everyday (42%) • Category spans across a variety of eating occasions: Quick Lunch or Dinner (52%), While Watching TV (37%), Quick Snack (34%), Family Meals (34%) • 55% of grocery shoppers are Seeking Quick and Easy Solutions Sources: Circana Integrated Fresh, Latest 52 Weeks End 1/26/25

US BUSINESS: PREPARED FOODS

Case Study: Consumer Centric Approach

Brand	Consumer Segments	Share	5-yr Sales CAGR
PILGRIM'S	Family Pleasers	29%	10%
	Protein Seekers	17%	
	Convenience Seekers	16%	
JUST Bare	Mindful Shoppers	15%	+26%
	Inspiration Seekers	12%	
	Cooking Avoiders	11%	-15%

Segment Needs

Family Pleasers
Need: Make my family happy through meals they will love


PILGRIM'S
POPCORN
CHICKEN

Mindful Shoppers
Need: Feel confident the food I feed my family is good for them


JUST
Bare
Lightly Breaded

- **Two clearly differentiated brands** perfectly positioned to address distinct and growing consumer segments.
- **Pilgrim's re-launch in 2024 attracting younger more Multi-Cultural consumers** with boredom-busting options for meals and snacks.
- **Just Bare attracting a relevant consumer to the frozen category**

Sources: Pilgrim's Intelligence Estimates Wholesale Value and Market Growth, Par-Cooked & Fully Cooked

50

US BUSINESS: PREPARED FOODS

Case Study: Consumer Centric Approach – Meet Olivia

Mindful consumer

Age: Millennial

Education: 4+ years of College

Living: Urban & Suburban – Affluent & Middle Class

Lifestyle: More Affluent, Middle Class



*I'm not an over-the-top health nut, but I do **care about what I bring into the house** for meals: good quality protein, fresh fruits and veggies. And of course, we also have some treats!*

Consumer Lifestyle

- **23%** more likely to **review labels** *vs average consumer*
- **20%** more likely to actively seek foods with **natural or organic**
- **Home Chef**: seeks different types of food and recipes (106ix)

Consumer Need

I want to be confident I'm making a **smart protein choice** in a sea of confusing claims while **balancing my busy lifestyle**.

Source: Numerator 2024

51

US BUSINESS: PREPARED FOODS

Case Study: Just Bare Performance


Velocity
$/STORE/WK/ITEM (L52 WKS)
$53.6
$26.0
$31.9
$29.5
JUST BARE
CATEGORY AVG
PRIVATE LABEL
TOP 5 BRANDS (X JUST BARE)


$Growth
YoY (L52 WKS)
104.5%
7.7%
4.7%
3.5%
JUST BARE
CATEGORY AVG
PRIVATE LABEL
TOP 5 BRANDS (X JUST BARE)

- **Just Bare is the fastest growing brand** in Fully Cooked Chicken category
- **Just Bare velocity** ($/Store/Week/item) is more than **double the category average** and **beats the next 5 brands by more than 80%**
- **Just Bare grew more than 100% in 2024.** Current performance allows brand to expand distribution and double in size over the next 3 years

Sources: Pilgrim's Intelligence Estimates Wholesale Value and Market Growth, Par-Cooked & Fully Cooked

52

Case Study: Just Bare and Pilgrim’s Brands Performance U S B U S I N E S S : P R E P A R E D F O O D S Pilgrim’s Retail Frozen Brands, Calculated Against Retail Frozen Fully Cooked Circana Integrated Fresh Sales 0.6% 10.1% 2020 2021 2022 2023 2024 Market Share $ 53 • Both Brands Household Penetration increased from 2.4% to 10% in just 5 years. • Just Bare Product reviews 4.7 average rating • Pilgrim’s gained 52% of Total Distribution in 2024 Vs. Prior Year

US BUSINESS: PREPARED FOODS

Pilgrim's

Brand Recognition

Organic Publication from allrecipes.com – Dec. 2024 (+10MM Followers)

Best of the Best

1. Just Bare
2. Bell&Evans
3. PILGRIM'S
4. Earth's Best Organic
5. Applegate
6. yummy
7. Tyson, Perdue

"Looks and **tastes homemade**," Remarkably juicy and the outer crust was crisp, with a texture **similar to fried chicken**.

Golden and crunchy exterior "nicely salted" and **flavorful**. tender and juicy… and **"very chicken-y,"** which is a good thing!

allrecipes

Qualifications

- ✓ Available Nationwide
- ✓ Labeled "nuggets"
- ✓ Basic Recipe
- ✓ Followed Cooking Direction

Blind Test

Visual Appearance I Texture of Coating
Tenderness/Juiciness I Overall Flavor



CHICKEN NUGGETS
APPLEGATE
PILGRIM'S
ULTIMATE NUGGETS
CHICKEN NUGGETS
Bell&Evans
PERDUE
JUST Bare
Lightly Breaded Chicken Breast Bites

"There is a new Family Favorite in town allrecipes.com"

54

Case Study: Away From Home U S B U S I N E S S : P R E P A R E D F O O D S Away from home is a larger market, more complex and poses a variety of operators unmet needs The Approach Understand The Landscape Build the winning Strategy Execution 55 • Increase reach via Physical coverage and digital solutions • Sales team redesign • Price Pack Architecture • Simplify Brand Architecture • Optimize the Portfolio by channels and needs • Build Go to Market capability by Sub Channel • Category and Operator Needs • Brand Equity • Portfolio gaps Background Market Attractiveness How to Win Deploy and Refine

US BUSINESS: PREPARED FOODS

Case Study: Away From Home Non-Commercial


Gold Kist Volume Growth
15% CAGR
2021
2022
2023
2024


Pilgrim's

- **We grew by catering brands that appeal to each** prioritized need/segment.
- **Operators have different needs** based on each segment they operate.
- **Opportunity still to grow business nearly 4X in Non-Commercial space** given mapped addressable market.

Pilgrim's Internal Sales

56

Key Takeaways: US Prepared Foods U S B U S I N E S S : P R E P A R E D F O O D S Drive Growth • Significant opportunity for growth across retail and away from home in prepared foods • Strong track record of performance across different brands and channels Enhance Margins • Branded portfolio approach tailored to distinct consumer segments and operator needs • Capabilities that are scalable for both retail and away from home channel Reduce Volatility • Leverage supply chain capabilities to ensure availability to service demand • Cultivate branded portfolio to mitigate impact of commodity fluctuations 57

58 What’s Next: US Prepared Foods U S B U S I N E S S : P R E P A R E D F O O D S Unlocking Shareholder Value Drive Growth Enhance Margins Reduce Volatility Prepared Foods New Capacity Portfolio Diversification Footprint Redesign

US BUSINESS: FRESH & PREPARED

US Business: Q&A Session



Fabio Sandri
President & CEO



Bernie Adcock
Head of US Fresh



Sergio Nahuz
CMO & Head of Prepared Foods



Kendra Waldbusser
Head of FSQA & Live Tech Services



Lisa Burdick
Head of Human Resources



Robert Garlington
Head of Growth



Matt Galvanoni
Chief Financial Officer

59

60 Europe Ivan Siqueira President, Pilgrim’s Europe

EUROPE

One Pilgrim's Europe Integrated Model

2024 – One Pilgrim's Europe

Together, we are a leading UK & European food company:

$5.1B
Revenue FY24
#1 UK Private Label manufacturer
(OC&C, The Grocer)

20K
Team Members
#1 UK Prepared Foods Producer

40+
Well-invested plants, hatcheries & feed mills
Market leading meat & meat-free brands

PPC acquisitions

Moy park
2017
$1,300m
One of the largest poultry processing companies in Europe.

TULIP / Pilgrim's UK
2019
$350m
The UK's largest pork processor with a vast value-added portfolio.

KERRY / Pilgrim's Food Masters
2021
$952m
Strong brand portfolio and leader in chilled and frozen ready meals.

Pilgrim's Europe

Creating powerful synergies in complementary categories and routes to market to form the UK's most diversified food company

Source: PPC

61

Business Categories & Footprint E U R O P E 62Source: PPC Well-invested production network across Europe United Kingdom 23 Ireland 2 France 3 Netherlands 1 66% 23% 9% Added Value Fresh Export Other Revenue split by category 2% Integrated business model across Poultry, Pork and Value Added 4 Fresh Chicken facilities 5 Fresh Pork & Lamb 22 Value-added facilities

EUROPE

Channel & Customers

Sales channels


B2B / Wholesale
11%
Export
9%
Food Service
16%
Retail
63%

Retail

Select private label long term supply contracts

Partner of choice to all major grocery retailers

TESCO, Sainsbury's, ASDA, Waitrose & Partners, Ocado, Morrisons, Co-op, Iceland, ALDI, LIDL

Away From Home

Leading European Away From Home partner

Starter to Dessert Solution Provider

Permanent presence in **> 16,900** restaurants in **20** European countries

McDonald's, KFC, Burger King, Greggs, Pret, W, Quick, Pizza Hut, Nando's

Exports

UK Export across China, Europe, Asia, Africa & Americas

56 Global markets
27 additional new countries opened in FY2024 (9 Pork;11 Chicken; 7 FPP)

13% growth in volume in 24

15% increase in new clients

Other

B2B and wholesale customers

BHJ, Samworth Brothers, OSI, Smithfield Murray

Source: PPC

63

EUROPE

Pilgrim's

Product Portfolio: Three Manufacturing Companies Into One

Fresh



Fresh Pork, Bacon, Gammon & Sausages



Fresh Lamb



Fresh and Marinated Chicken

Added Value



Fresh & Frozen Coated Chicken



Ready To Cook



Cooked Meats



Fresh Ready Meals



Savoury Snacks



Frozen Ready Meals

Brands

RICHMOND The Nation's Favourite

ONLY HENRY DENNY & SONS WILL DO

Moy park

FRIDGE RAIDERS



Oakhouse Foods


The Nation's Favourite

RICHMOND

UK #1 Sausage brand

+8% CAGR v 2019

93% brand awareness


GET THE DAY DONE

FRIDGE RAIDERS

UK #1 Food to go Snacking brand

+13% CAGR v 2019

Enjoyed by over **4 million** consumers

10% of Total Revenue

Source: Circana; YouGov; Kantar; The Grocer: Britain's Biggest Brands, 2024

64

EUROPE

Case Study: Key Customer Strategy - Poultry

Background

- Long standing and positive trading relationship in a shared supply scenario
- Secured **100% sole supply** status for **10 years** – a first in the industry

The Approach

1 Key Customer Strategy

SCALE | SCOPE | GROWTH | TRUST | PROFITABILITY

2 A Compelling, Bold Vision

Differentiated Proposition | True Partnership

3 Demonstrating Benefits

Surety Of Supply | Trust & Transparency | Deliver Commitments

4 Leveraging Our Strengths

Agriculture | Technical | People | Marketing & Innovation

The Results

- Customer consistent outperformance of +1.5 share points vs the market
- Enhanced poultry welfare at above industry standard had lead industry change at scale
- Allows growth in adjacent categories leveraging the core values of a partnership

SIGNIFICANTLY REDUCED VOLATILITY
Delivered through robust E2E aligned ways of working

DRIVES OPERATIONAL EFFICIENCIES
Benefits in operational cost of production

WIN / WIN BENEFIT
Mutually beneficial financial models provide strong basis for future growth and investment

65

EUROPE

Case Study: Strategy of Integration

Background

Operated as **3** standalone companies with **31** operating factories

The Approach
Integration all companies into one with new business structure

1 Footprint
- Consolidate
- Specialise
- Efficiency

2 Mix
- New portfolio for exports
- Innovations and Renovations in the Retail
- Markets & Channels

3 Cogs
- Procurement
- Productivity
- Consumption

4 SG&A
- Structure
- Optimisation
- Offices
- Agility

The Results

Footprint
Reduced over 500 roles consolidate 2 sites into other sites

Mix
New Retail lines

27 new countries and 56 new export clients

COGS
Reduced over **700 roles** through **12%** improved productivity

SG&A
Reduced over **500 Roles** through consolidation and optimisation of the leadership structure.

66

67 Profit Margins Improvements From 3.3% - 5.1% E U R O P E Source: PPC Poultry Business Developent Volume (Tons) 2023 2024 2023 2024 172 (3.3%) 263 (5.1%) Adjusted Operating Income [USD m] Adjusted Operating Income [USD mm] Historical Development 5,203 5,137 402.7 420.8

Our Business Model E U R O P E Adjusted Operating Income [USD m] Fresh Chicken & Pork Value Added Brands Diversified Business Portfolio > Reduce volatility 60%-65% 35%-40% Cost Plus Market Models: • Long term contract based on Cost of Production • Raw material pass through Business Model: Pricing Approach 68

Growth Strategy E U R O P E 69 Enhance Continue to Integrate and Optimize Grow Diversify & Grow through: • Value Added / Branded • Innovation • Accretive acquisitions Strengthen & grow core Enhance Key customer mix Leverage advantage Expand offerings

3.5% 4.9% 4.5% 0.2% 2.3% -1.0% UK Retail Grocery ROI Retail Grocery European Food Service* Value Growth Retail Volume/Food Service Visits Growth Key Market Performance & Consumer Trends E U R O P E Source: Retail Size: IGD, February 2025; Food Service Size: Statista, February 2025; Retail Growth: Kantar Worldpanel, 52 weeks to 29th December 2024 v PY; Food Service Growth: Circana, YTD October 2024 vs. YTD 2019. * European = Big 5 markets (UK, France, Germany, Italy, Spain). Inflation data = UK: ONS, France: INSEE; Ireland: CSO; commentary based on data from Kantar, Lumina, Circana, GfK, INSEE and Irish League of Credit Unions $319.9bn $25.3bn $311.9bn $69.6bn $338.9bn $101.0bn $8.8bn $93.9bn $25.1bn $78.4bn UK Ireland France Netherlands Germany Food Service Retail Grocery Key Market Sizes Key Market Performance 70

EUROPE

Our Categories Are Performing Strongly, And There Is Headroom For Growth

UK Retail Category Market Performance


Coated and Slow Cooked driving growth
Chicken lowest priced protein
Fresh and premium meals driving growth
Key GB brands driving growth
3.6%
0.2%
5.1%
0.7%
7.3%
2.6%
5.2%
2.8%
3.0%
2.6%
Total Retail Grocery
Fresh
Added Value
Meals
Brands
Value Growth
Volume Growth

UK Food Service Market


Other Food Service
Contract Catering
Hotels
Full Service Restaurants
$61.4bn
$29.6bn
$10.6bn
$22.7bn
Pubs & Bars: Target for growth
Retail To Go: Current focus
QSR: Current focus

Source: Kantar Worldpanel, 52 weeks to 29th December 2024 v PY; Brands value and volume growth is internal data to year end 2024; Food service sector sizes from Lumina Intelligence Eating Out in the UK Report, 2024, converted from GBP with FX of 1.26

71

Win In Our Heartland Expand Into New Categories Expand Channel Presence Expand Into New Markets Build & Buy New Brands Further expansion in retail & food service Into Universities Into Stadiums and Cinemas Oakhouse dispensers Branded Growth Strategy E U R O P E 72

73 Key Takeaways: Europe E U R O P E Drive Growth • Strong European platform created for growth • Strengthening and growing the core, enhancing mix and expanding offer into more value added • Branded growth and innovation model with new product development • Grow export into new markets and grow food service into current and new channels Enhance Margins • Further integration and operational excellence • Mix improvements with growth in value added and branded • Procurement and SG&A savings Reduce Volatility • Solid key customer portfolio • Diversified Business, Channel and Product Portfolio • Increased cost of production Pricing Approach

74 Mexico Jesus Munoz President, Pilgrim’s Mexico

• Started operations in Mexico in 1988 • 12,100 Team members • 2nd Largest Chicken Industry • 25% Mkt Share • Revenues of 2.1B USD • Vertically integrated • National coverage - 100% Background Footprint Value Chain: Grand Parents Breeders Feed Mills Hatcheries Broilers Processing Plant Distribution Centers An Overview Of Our Mexico Business M E X I C O Center Complex 3 Fresh Plant North Complex 3 Fresh Plants 2 Prepared Foods Plants Live Operations 75

An Overview Of Our Mexico Business M E X I C O 27% 14% 3% 29% 27% Breakdown of Mexico Sales 90% 10% Breakdown of Channel Mix Value Added Fresh QSR Away From Home Retail Wholesaler Live Sales 76Source: PPC

Mexico: Channel Overview M E X I C O Retail USD$ $582$263 2019 2024 2.2X 3.5X QSR USD$ $67$19 2019 2024 2.3X Food Service USD$ $295$132 2019 2024 38% Commodity (Wholesalers and Live Sales) USD$ $891 2019 2024 77 $1,226

Key Customer: Examples M E X I C O Retail Food Service QSR 78

25% 29% 32% 34% 37% 39% 42% 44% 75% 71% 68% 66% 63% 61% 58% 56% 2017 2018 2019 2020 2021 2022 2023 2024 Commodity vs Strategic Channel (USD$) CommodityStrategic 79 Reducing Volatility M E X I C O Source: Pilgrim´s México Analysis Commercial Strategy: Increasing sales in strategic channels and reducing sales in commodity products to reduce volatility

80 Pilgrim’s Brand Performance M E X I C O Source: Pilgrim´s México Analysis Pilgrim’s branded product portfolio: Pilgrim’s brand has a wide variety of products and customer solutions for every consumer at every level Pilgrim’s Branded Products Sales (M USD$) Pilgrim’s brands grew +20% CAGR 2.9 X $309$105 2019 2024

MEXICO

Other Brands

Just Bare is a healthy protein Brand focused on quality providing quality protein and nutrition.


Just Bare
Muslo de Pollo
Just Bare
Pechuga de Pollo

- **Just Bare** was launched 2022
- 2024 Grew **2X** vs Last Year

Brand with 16 years in the market, we have established ourselves as the leading brand in the category, becoming a trusted ally for Mexican households.


DelDía
NUGGETS DE POLLO
DelDía
RELLENAS POBLANAS

- **Del Dia** Grows **+13% CAGR**
- In the last 5 years grew **+64%**

Alamesa is a brand that all about ready meals that bring authentic flavors straight to the table. It has evolved into a main course option.


ALAMESA
PREMIUM
Taquitos
DE POLLO
ALAMESA
Taquitos
DE RES

- **Alamesa** Grows **+31% CAGR**
- In the last 5 years grew **3.7X**

Source: Pilgrim´s México Info

81

The Opportunity: Mexico Poultry Industry M E X I C O Source: UNA Report 2024 ConsumptionPoultry Industry Value MXP • 245 B MX$ / 12.3 B USD$ • 63% of the protein produced in Mexico comes from the poultry sector • 85% Domestic / 15% Imported • The poultry industry generated over 1.4MM jobs. • Chicken consumption continued to increase at 3% CAGR • The highest egg per capita consumption on the planet • Pork consumption increasing at 2.5% CAGR PRODUCT VOLUME (TONS) VALUE MXP Chicken 4,063,000 156,149 Egg 3,019,474 87,966 Turkey 8,461 1,220 TOTAL 7,090,935 245,335 0 5 10 15 20 25 30 35 40 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Chicken (kg) Pork (kg) Beef (kg) Egg (kg) Turkey (kg) Per Capita 35.11 Kg Per Capita 23.23 Kg Per Capita 21.00 Kg Per Capita 15.3 Kg Per Capita 1.25 Kg 82

The Opportunity: Mexico Poultry M E X I C O Source: UNA Report 2024 Production and imports of chicken 2.91 3.03 3.18 3.28 3.38 3.47 3.55 3.6 3.66 3.76 3.85 3.94 .39 .42 .48 .50 .52 .52 .57 .55 .61 .59 .69 .70 3.29 3.43 3.65 3.78 3.9 3.99 4.12 4.14 4.27 4.35 4.54 4.63 1.8 2.3 2.8 3.3 3.8 4.3 4.8 5.3 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022* 2023 2024* Production Import Total Supply Consumption Per Capita (Kg) Th ou sa n d s of t on s K ilo g ra m s 42.0 40.0 38.0 34.0 30.0 26.0 22.0 36.0 32.0 28.0 24.0 28.16 29.01 30.46 31.18 31.86 32.26 33.00 32.87 33.47 33.77 34.78 35.11 83

84 Growth Plans: Main Projects M E X I C O

And New Processing Plant Veracruz Hatchery and Feed Mill Plant Veracruz New Broiler and Breeders Farm South Complex Building of 20 Broiler Farms in Veracruz and Mérida Grandparents New Farms for Female and Male and Incubator Expansion in Saltillo Prepared Foods Expansion Growth Plans: Sample Projects M E X I C O 85

86 Key Takeaways: Mexico M E X I C O Drive Growth • Recognize robust demand for chicken, especially in retail channels • Maintain investments in capacity to serve growth in long term demand for protein Enhance Margins • Upgrade product mix to minimize reliance on whole chicken offerings • Leverage scale in commodity market to further unlock value Reduce Volatility • Develop prepared foods and branded offerings to mitigate commodity market volatility • Invest in production assets to amplify service nationally and mitigate biosecurity risks

Processing Plants Automation 87 What’s Next: Mexico M E X I C O Add Small Bird Capacity Unlocking Shareholder Value Drive Growth Enhance Margins Reduce Volatility Expand Prepared Foods & Fresh Capacity Continue Reinforcing Brand wareness

88 International Management Q&A I N T E R N A T I O N A L B U S I N E S S : E U R O P E & M E X I C O Fabio Sandri Matt Galvanoni Ivan Siqueira Jesus Munoz President & CEO Chief Financial Officer President, Pilgrim’s Europe President, Pilgrim’s Mexico

89 Sustainability Andrew Rojeski Head of Strategy, Investor Relations, & Sustainability

SUSTAINABILITY

Sustainability: An Overview

ENVIRONMENT Energy & Emissions
Reduce Scope 1 & 2 GHG emission intensity by 30% by 2030 vs. 2019 baseline

20% reduction from 2019 baseline

ENVIRONMENT Energy & Emissions
Reach 60% renewable electricity by 2030

14.2% of the total electricity used in our global operations was renewable in 2023

ENVIRONMENT Water
Reduce water use intensity by 2030 vs. 2019 baseline

6% increase from 2019 baseline

SOCIAL Health & Safety
Achieve 30% improvement in Global Safety Index performance by 2025 vs. 2019 baseline

69% improvement in 2023 compared to 2019 baseline

SOCIAL People Development
Continue providing life-changing development and educational opportunities for team members and their families

Provided more than **800,000** training hours to improve team members' professional skills

Enrolled more than **170** team members and/or their dependents in tuition-free, higher education classes via Pilgrim's Better Futures

GOVERNANCE Ethics & Compliance
Internally investigate and close Pilgrim's Ethics Line cases within 12 months of receipt and audit results beginning in 2025

We will begin to report in our 2024 **Sustainability Report**

GOVERNANCE Ethics & Compliance
Report 100% of substantiated critical Pilgrim's Ethics Line cases to the Pilgrim's Board of Directors each year

On track

Source: PPC

90

91 Making It Happen: Sustainability S U S T A I N A B I L I T Y Source: PPC • Approved 113 global GHG emission reduction projects though year-end 2022 • Established KPIs for energy usage by facility • Linked senior level compensation to Sustainability targets • Review progress against GHG emissions reduction targets at least monthly • Provides updates via Sustainability Report • Separate Sustainability Committee • Gives guidance on Sustainability matters • Monitors progress and provides feedback Complex Level Corporate Board Level

0.0125 0.011 0.0105 0.0103 0.0088 0.0000 0.0020 0.0040 0.0060 0.0080 0.0100 0.0120 0.0140 2019 Baseline 2023 Ideal Trend 2023 Actual 2025 Milestone 2030 Milestone Renewable Natural Gas Partnership with GreenGas USA Making It Happen: Sustainability S U S T A I N A B I L I T Y 92Source: PPC PPC Global Operations (GHG Intensity) G H G T on s p er 10 0 p ou n d s/ p ro d u ct • 320,00 bird places • Total build cost: Roughly $9M • CO2e reduction: c.1,250T PA (95% reduction) Beech Farm, UK Sumter, SC

93 Finance Matt Galvanoni Chief Financial Officer

- 20 40 60 80 100 120 140 160 180 Evolution of $100 invested – Total Shareholder Return PPC Peer Group Russell 2000 Total Shareholder Return F I N A N C E 94Notes: Peer Group Includes Tyson and Hormel $169 $78 $146

11,409 12,092 14,777 17,468 17,362 17,878 - 5,000 10,000 15,000 20,000 2019 2020 2021 2022 2023 2024 Net Sales ($MM) U.S. Europe Mexico Net Sales Growth F I N A N C E 95Source: PPC 9.4% CAGR

974 788 1,289 1,648 1,034 2,214 0 500 1000 1500 2000 2500 2019 2020 2021 2022 2023 2024 Adjusted EBITDA ($MM) Adjusted EBITDA Growth F I N A N C E 96Source: PPC 17.9% CAGR

FINANCE

How We Measure "The Best"?

Adjusted Operating Income the last 2 years


3.4%
7.4%
8.8%
9.0%
4.7%
5.2%
Competition
PPC
Competition
PPC
Competition
PPC

Notes: US is Tyson Chicken vs. Pilgrim's-US; Mexico is Bachoco vs. Pilgrim's-Mexico; Europe is the average of Cranswick, Bakkavor and 2 Sisters vs. Pilgrim's-Europe



97

3.5% 7.8% 8.2% 8.4% 13.8% 15.9% 12.6% -1.9% -0.7% 2.1% 4.5% 5.0% 7.0% 14.2% 15.4% 11.5% 0.2% 0.8% -2.9% 3.0% 5.0% 6.2% 7.3% 1.8% -3.8% -1.5% 1.8% 4.8% 3.9% 3.9% 7.5% 8.4% -5% 0% 5% 10% 15% 20% 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 PILGRIM'S PRIDE PUBLICLY TRADED CHICKEN COMPETITOR PPC better past 15 of 16 quarters A d ju st ed O p er at in g In co m e % Extensive Record Of Industry Leading Performance F I N A N C E Source: SEC Filings – Pilgrim’s Pride, Tyson Foods US Chicken Comparison 98

348 355 382 487 544 476 - 200 400 600 800 1,000 2019 2020 2021 2022 2023 2024 A m ou n t ($ M M ) “Maintenance” Capital of roughly $400MM per year Capital Expenditures – Investing In Our Business F I N A N C E 99Source: PPC

Record Date April 3rd, 2025 Dividend $6.30 per share Pay Date April 17th, 2025 Cash distribution of $1.5 Billion Capital Allocation Priorities: Dividend Excess Cash F I N A N C E 100

101 Generating Cash / Shareholder Value F I N A N C E Source: PPC Generated greater than $5 Billion of Cash Flow From Operations over last 6 years Invested on average over $430 Million of CapEx per year over last 6 years $950 Million acquisition of Pilgrim’s Foodmasters $1.5 Billion Dividend in 2025; $3.7 Billion in cumulative dividends since 2015

102 Strong Balance Sheet F I N A N C E Source: PPC Proforma year-end 2024 leverage ratio of 1.2x following $1.5 billion dividend Additional $1.1 Billion of additional Liquidity available through Revolving Credit Facilities Balance sheet remains flexible for strategic M&A Earliest Debt Maturity tower is 2031

Capital Allocation Priorities F I N A N C E Invest to Reinforce our Strategies • Long-Term Key Customer Partnerships • Differentiated Offerings • Working Capital Management • Operational efficiencies • ROCE Target of 15% • Net Leverage ratio target of 2-3x • Capital discipline • Diversify our portfolio Growth Unlock Margins Reduce Volatility Maintain Investment Grade Rating Preserve Flexibility for Strategic M&A Return to Shareholders 103

104 Capital Allocation: Strategic M&A F I N A N C E • Grow / Upgrade our Chicken and Protein Portfolio in current regions and leverage Key Customer relationships • Grow our Prepared Foods Operations – Acquire complimentary branded food companies that can further diversify our portfolio • Selectively expand into growth geographies where we can leverage our competencies/expertise in Chicken or other proteins

105 Key Takeaways: Finance F I N A N C E Drive Growth • Organic growth projects in the US and Mexico – estimated $350MM growth CAPEX in 2025 • Momentum in branded offerings across all regions • M&A opportunities across proteins • Identify investments to meet ROCE and payback targets Enhance Margins • Distinct operational capabilities aligned with demand • Leading shareholder returns - $1.5 billion in special dividends declared Reduce Volatility • Capture market upsides, while minimizing downside risks • Investments in capacity in the United States to meet demand and reduce volatility • Maintain focus on investment grade debt ratings and leverage ratio

106 Wrap Up Fabio Sandri President & CEO

107 Key Projects for Next Years C L O S E New Small Bird Capacity New Prepared Foods Capacity Unlocking Shareholder Value Drive Growth Drive Growth Conversion of Big Bird Plant to Case Ready for Key Customers New Protein Conversion Capacity United States Mexico Geographic Expansion Prepared Foods Growth Unlocking Shareholder Value Drive Growth Enhance Margins Europe Further Business Integration Unlocking Shareholder Value Drive Growth Enhance Margins Reduce Volatility Enhance Margins Reduce Volatility Reduce Volatility

Grow our Branded and Value Added Products 108 What’s Next: 2025 & Beyond C L O S E Add Small Bird Capacity Unlocking Shareholder Value Drive Growth Enhance Margins Reduce Volatility Support Key Customers Growth Improve our Portfolio Strategic Acquisitions

DETERMINATION SIMPLICITY AVAILABILITY HUMILITY SINCERITY DISCIPLINE OWNERSHIP CREATE GROWTH AND DEVELOPMENT OPPORTUNITIES THAT HELP OUR TEAM MEMBERS SUCCEED DRIVE OWNERSHIP AND ACCOUNTABILITY DEEPER MAKE DECISIONS BASED ON KNOWLEDGE, FACTS AND DATA RELENTLESSLY PURSUE ROOT CAUSE C L O S E 109 Fill up slide with the graphics below – look to small, too much white space Our Vision, Strategy, Methods & Values

Management Q&A Q & A Fabio Sandri Matt Galvanoni Bernie Adcock Sergio Nahuz President & CEO Chief Financial Officer Head of US Fresh CMO & Head of Prepared Foods Kendra Waldbusser Lisa Burdick Robert Garlington Andrew Rojeski Head of FSQA & Live Tech Services Head of Human Resources Head of Growth Head of Strategy, Investor Relations, & Sustainability 110 Ivan Siqueira President, Pilgrim’s Europe Jesus Munoz President, Pilgrim’s Mexico

APPENDIX

1. For further information regarding adjustments, please see previous SEC filings.

1. For further information regarding adjustments, please see previous SEC filings.

1. For further information regarding adjustments, please see previous SEC filings.

1. For further information regarding adjustments, please see previous SEC filings.

1. For further information regarding adjustments, please see previous SEC filings.